Pro Forma Information of Results of Operations (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Business Acquisition, Pro Forma Information [Line Items]
Pro forma total revenues	$ 637,379	$ 430,258
Pro forma net income	$ 298,376	$ 149,495
Pro forma net income per ordinary share-basic	$ 3.82	$ 1.93
Pro forma net income per ordinary share-diluted	$ 3.53	$ 1.82